[PHOTO OMITTED]

The
Gabelli
Global
Telecommunications
Fund

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                               [GRAPHIC OMITTED]

                   The Gabelli Global Telecommunications Fund
                               Semi-Annual Report
                                  June 30, 1999

                                   * * * * *

    Morningstar Rated(TM) Gabelli Global Telecommunications Fund 5 stars for the three-year period ended 6/30/99 among 3043 domestic equity funds, and
     4 stars overall and for the five-year period ended 6/30/99 among 3043 and 1878 domestic equity funds, respectively.

To Our Shareholders,

      Global telecommunications stocks continued to reward investors generously in the second quarter of 1999. All of the forces driving the group--technological advances, new services, deregulation and consolidation--remain intact. Additionally, the economic and stock market recovery in emerging market Asia translated into exceptional gains for most of the region's telecommunications providers.

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli Global Telecommunications Fund's (the "Fund") total return was 14.4%. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index had total returns of 11.8% and 10.2%, respectively, over the same period. The Salomon Smith Barney Global Telecommunications index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 46.1% over the trailing twelve-month period. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index rose 50.8% and 38.9%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 1999, the Fund's total return averaged 24.9% annually versus average annual total returns of 23.9% and 20.2% for the Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index, respectively. Since inception on November 1, 1993 through June 30, 1999, the Fund had a cumulative total return of 194.8%, which equates to an average annual total return of 21.0%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                          Quarter
                           --------------------------------------
                            1st        2nd       3rd        4th        Year
                           -----      -----     ------     ------     ------

1999:  Net Asset Value...  $19.18    $21.95       --         --         --
       Total Return......   15.4%     14.4%       --         --         --
-------------------------------------------------------------------------------
1998:  Net Asset Value...  $15.91    $16.22     $14.48     $16.62     $16.62
       Total Return......   19.4%      1.9%     (10.7)%     24.0%      34.8%
-------------------------------------------------------------------------------
1997:  Net Asset Value...  $11.29    $13.17     $14.22     $13.32     $13.32
       Total Return......    0.1%     16.7%       7.9%       4.6%      31.9%
-------------------------------------------------------------------------------
1996:  Net Asset Value...  $11.72    $12.16     $11.73     $11.28     $11.28
       Total Return......    5.4%      3.8%      (3.5)%      3.3%       9.0%
-------------------------------------------------------------------------------
1995:  Net Asset Value...   $9.77    $10.29     $11.12     $11.12     $11.12
       Total Return......    0.4%      5.3%       8.1%       1.6%      16.2%
-------------------------------------------------------------------------------
1994:  Net Asset Value...   $9.68     $9.62     $10.38      $9.73      $9.73
       Total Return......  (5.1)%    (0.6)%       7.9%      (5.3)%    (3.7)%
-------------------------------------------------------------------------------
1993:  Net Asset Value...    --        --         --       $10.20     $10.20
       Total Return......    --        --         --         3.0%(b)    3.0%(b)
-------------------------------------------------------------------------------

---------------------------------------------------------
       Average Annual Return - June 30, 1999 (a)
       -----------------------------------------
   1 Year...................................     46.1%
   5 Year...................................     24.9%
   Life of Fund (b).........................     21.0%
---------------------------------------------------------

                  Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 28, 1998       $1.310           $16.38
December 30, 1997       $1.550           $13.28
December 31, 1996       $0.840           $11.28
December 29, 1995       $0.182           $11.12
December 30, 1994       $0.095           $ 9.73
December 31, 1993       $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Industry Allocation

      The accompanying chart depicts the Fund's holdings by industry sector as of June 30, 1999. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/99

                               [GRAPHIC OMITTED]

               [The following table was depicted as a pie chart.]

                         United States         47.7%
                         Cash                  21.5%
                         Europe                13.2%
                         Canada                 7.1%
                         Asia/Pacific Rim       3.7%
                         Latin America          3.4%
                         Japan                  3.3%

                      HOLDINGS BY INDUSTRY SECTOR - 6/30/99

                               [GRAPHIC OMITTED]

               [The following table was depicted as a pie chart.]

                        Wireless/Satallite        22.6%
                        Cash                      21.5%
                        Regional Providers        16.1%
                        Networks                  15.7%
                        Cable/Media               10.9%
                        Long Distance              6.3%
                        Equipment                  5.5%
                        Alternative Providers      0.7%
                        Business Services          0.7%

COMMENTARY

The Americanization of the European Telecommunications Industry

      America refined the "art of the deal". We were early to recognize the economic benefits of consolidation and our investment bankers pioneered sophisticated financial packages and strategies to facilitate economically sensible mergers and acquisitions. Europe is now beginning to think along the same lines.

      We were delighted to see Deutsche Telekom compete with Olivetti for Telecom Italia. Not only were we receiving a premium bid for one of our portfolio holdings, but also it was the first true takeover battle in the European telecommunications industry. Importantly, rather than pulling in its horns following Olivetti's victory, Deutsche Telekom moved to issue a pile of new equity in order to finance what appears to be an acquisition war chest. The gloves are coming off in Europe and we expect to see more duels for attractive telecommunications assets.

      We are seeing friendly deals as well. European regulatory authorities are currently reviewing the proposed merger of Sweden's Telia with Norway's Telenor. We think the merger will be approved and, in the process, provide guidelines that will accelerate telecommunications consolidation in Europe.

      Now that we are seeing "cross-border" transactions in Europe, will major "cross-continent" telephone deals follow? We have seen deals in the cellular sector, most notably Vodafone's acquisition of AirTouch, and British Telecom recently bid unsuccessfully for MCI. Now, Bermuda-based Global Crossing is vying with Qwest Communications International for US West and Frontier Corp. If Global Crossing wins, it will be interesting to see if European giants such as Deutsche Telekom are emboldened to aggressively pursue a major U.S. telecommunications provider.

      The upshot of the initial stages of what we believe will be a major consolidation in Europe is that European telecommunications companies are now receiving stock market valuations similar to, if not equal to, those enjoyed by leading American telecommunications providers.

The Broadband Wars

      After exceptional performance over the past two years, leading cable stocks such as Cablevision and Time Warner cooled off this quarter. Investors appeared to shift their focus away from the cable guys to telephone companies rolling out new digital service line networks ("DSL") to provide higher speed Internet access. The new DSLs do not match the speed of cable lines and modems, while also being more expensive. But, DSLs are a major improvement over Internet transmission via standard copper telephone lines. This is not a "winner take all" proposition. We still believe cable will ultimately be the Internet transmission vehicle of choice and that their success will continue to drive cable company valuations. However, DSLs will help the telephone companies hold on to a meaningful market share in this rapid growth business and provide incremental revenues and profits.

      We are also seeing increasing investor interest in wireless data transmission companies, which were given up for dead several years ago. MCI WorldCom and Paul Allen's Vulcan Ventures have invested $600 million in Metracom and there is rampant speculation that MCI WorldCom may make a bid for Nextel. Liberty Media Group is acquiring Associated Group, which is a 40%-owner of Teligent. Sprint is also investing in wireless cable companies. We think a third front is opening in the war for Internet and other data transmission business. We will be monitoring these developments closely.

This Quarter's Scorecard

      The top of this quarter's performance list was sprinkled with emerging market Asian telecommunications stocks including: Thai Telephone; PT Telekomunikasi Indonesia; Telekom Malaysia; and Telecom Asia. Two manufacturers of digital set-top boxes for the cable industry, Scientific-Atlanta and General Instrument, also performed well as revenues ramped up. Judging from the terrific performance of Liberty Media Group, Associated Group and Teligent, investors appear to support John Malone's first major acquisition for AT&T's new Liberty Media subsidiary.

      As aforementioned, leading cable television stocks declined. We believe this is primarily profit taking by momentum investors who jumped on the cable bandwagon late and jumped off as soon as the group hit its first speed bump. We believe Internet oriented services will continue to drive cable company values and that after a well-earned rest, these stocks will regain momentum.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1999.

Associated Group Inc. (AGRPA - $65.125 - Nasdaq; AGRPB - $65.1875 - Nasdaq) is a diversified communications company with ownership and operation of a variety of wireless communications businesses and interests including TruePosition, a controlling interest in Teligent (a facilities-based wireless competitive local exchange carrier), a controlling interest in a Mexican cellular operator and five radio broadcasting stations in Ohio. Associated Group also has a marketable equity securities portfolio, which includes approximately 20 million shares of AT&T Corp. common stock and 14 million shares of Liberty Media Group, an AT&T tracking stock, having a current market value of approximately $1.9 billion. The company also operates Associated American Artists, a prominent art gallery in New York City. In early June, Liberty Media Group (LMG'A - $36.75 - NYSE), an investment vehicle led by John Malone and owned by AT&T, announced a plan to acquire Associated for $2.8 billion in stock.

AT&T Corp. (T - $55.8125 - NYSE), the world's second-largest telephone company, is a global provider of communications services. Chairman Michael Armstrong is positioning the company to participate more dynamically in the growth of the telecommunications industry. AT&T has completed a merger with cable operator TCI and has announced a strategy to leverage cable assets with telephone services. The company recently bid for another cable operator, MediaOne Group (UMG - $74.375 - NYSE), endeavoring to become a major provider of high-speed Internet access via cable. The introduction of the Digital One rate for its wireless service has created momentum in its cellular and PCS segments with revenues growing more than 40%.

BCE Inc. (BCE - $49.3125 - NYSE) is Canada's global communications company. BCE recently completed a major transaction with Ameritech (AIT - $73.50 - NYSE). Under the agreement, BCE sold 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Nortel Networks (NT - $86.8125 - NYSE), Teleglobe (TGO - $29.4375 - NYSE), BCE Emergis and CGI Group. One share of BCE provides ownership of 0.42 shares of Nortel Networks. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

Cablevision Systems Corp. (CVC - $70.00 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Cable & Wireless plc (CWP - $39.625 - NYSE), a United Kingdom-based company, is a global telecommunications provider with interests in local telephone companies. Major subsidiaries include Hong Kong Telecommunications (HKT - $26.9375 - NYSE) (54% owned) and the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $48.50 - NYSE) (53% owned) - the largest cable system operator in the U.K. CWZ owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecom is the dominant telecom service provider in Hong Kong and remains the "crown jewel" of the CWP portfolio. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion.

Citizens Utilities Co. (CZN - $11.125 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $13.00 -Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire over 700,000 rural access lines in 10 states for $2.3 billion. CZN intends to finance the transactions by divesting its public services operations. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens also anticipates monetizing its ownership of Century Communications' (CTYA - $46.00 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

Commonwealth Telephone Enterprises Inc. (CTCO - $40.4375 - Nasdaq; CTCOB - $40.75 - Nasdaq), located in Dallas, Pennsylvania, provides local, long distance and other telecommunications services in rural areas of Pennsylvania. CTCO was formed as the result of a restructuring of C-Tec Corp. in 1997. The company currently has over 300,000 access lines and is expanding into competitive local exchange carrier ("CLEC") businesses.

GTE Corp. (GTE - $75.75 - NYSE) is one of the largest publicly held telecommunications companies in the world. The company is the largest U.S.-based local telephone company. GTE's domestic and international operations serve 25.9 million access lines in the United States, Canada, the Dominican Republic and Venezuela. GTE is a leading cellular operator in the U.S. with the potential of serving 62 million cellular and personal communications services ("PCS") customers. Outside the U.S., GTE operates cellular networks serving some 16.4 million points of presence ("POPs"). GTE is also a leader in government and defense communications systems and equipment, aircraft passenger telecommunications, directories and telecommunications-based information services and systems. On July 28, 1998, GTE and Bell Atlantic (BEL - $65.375 - NYSE) confirmed plans to merge in a $52.5 billion stock swap which would result in a national telecommunications giant.

Liberty Media Group (LMG'A - $36.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $55.8125 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $74.375 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $55.8125 - NYSE) for $54 billion.

Omnipoint Corp. (OMPT - $28.9375 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S. with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $28.4375 - Nasdaq) for $32 per share in cash and stock. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Rogers Communications Inc. (RG - $16.0625 - NYSE) is a Canadian company engaged in cable operations, cellular (through its 81%-owned Rogers Cantel Mobile cellular provider) and media. Through Rogers@Home, the company will be one of the major beneficiaries of the growing penetration of cable high speed access to the Internet in Canadian homes.

Telecom Italia Mobile SpA (TIM.MI - $5.96 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to

15 million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

Telephone & Data Systems Inc. (TDS - $73.0625 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $53.50 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $13.50 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

U.S. West Inc. (USW - $58.75 - NYSE) headquartered in Denver, Colorado, provides a full range of telecommunications services to more than 25 million customers in 14 western and midwestern states. The company's primary products and services include: local telephone services; long distance services within specified calling areas; high-speed data networking, including Internet access and digital subscriber line ("DSL") services; wireless personal communications services ("PCS"); print and electronic directories; local phone interconnections to interstate long distance companies; operator services; and video services in limited markets. U.S. West leads the nation in deployment of leading-edge DSL technologies. The company's Internet access service now has well over 100,000 subscribers. In May, the company and Global Crossing (GBLX - $42.625 - Nasdaq) agreed to a $37 billion merger. Nonetheless, Qwest Communications International (QWST - $33.0625 - Nasdaq) and U.S. West are holding merger talks. Qwest, the number four U.S. long distance company, sweetened its offers to buy both U.S. West and local and long distance phone company Frontier Corp. (FRO - $59.00 -
NYSE), in a second attempt to win them away from their current merger partner, Global Crossing.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We formed the Gabelli Global Telecommunications Fund in 1993, believing that telecommunications was becoming a global growth industry. Our vision has been grandly rewarded. While it may be optimistic to expect the kind of returns we have achieved in recent years to continue indefinitely, we remain confident that telecommunications companies worldwide still represent excellent investment opportunities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                                     Sincerely,


                /s/ Mario J. Gabelli                 /s/ Marc J. Gabelli

                Mario J. Gabelli, CFA                Marc J. Gabelli
                Portfolio Manager and                Associate Portfolio Manager
                Chief Investment Officer

                                                     /s/ Ivan Arteaga

                                                     Ivan Arteaga, CFA
                                                     Associate Portfolio Manager

July 30, 1999

    ------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1999

     Telephone & Data Systems Inc.             Associated Group Inc.
     Commonwealth Telephone Enterprises        AT&T Corp.
     U.S. West Inc.                            Rogers Communications Inc.
     Liberty Media Group                       Cable & Wireless plc
     Omnipoint Corp.                           Telecom Italia Mobile SpA

    ------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================
                                                                       Market
    Shares                                                Cost          Value
    ------                                                ----          -----
            COMMON STOCKS -- 77.3%
            Alternative Telecommunications Providers-- 0.6%
     4,000  Colt Telecom Group plc+ ...............  $     31,875   $    345,500
     1,940  Davel Communications Group Inc.+.......        21,203         10,428
    48,000  GST Telecommunications Inc.+ ..........       544,300        633,000
    18,000  ICG Communications Inc.+ ..............       238,475        384,750
     4,000  Intermedia Communications  Inc.+.......        27,830        120,000
     3,500  McLeodUSA Inc., Cl. A+ ................        61,390        192,500
     5,000  Startec Global Communications Corp.+...        40,321         60,625
    10,000  USN Communications Inc.+ ..............        19,252          5,000
                                                     ------------   ------------
                                                          984,646      1,751,803
                                                     ------------   ------------
            Broadcasting -- 0.1%
    25,000  CanWest Global Communications Corp.....       345,737        342,188
                                                     ------------   ------------
            Business Services -- 0.6%
     9,000  Carlisle Holdings Ltd.+ ...............        48,250        130,500
    20,000  Convergys Corp.+ ......................       267,262        385,000
     2,000  EarthLink Network Inc.+ ...............        45,250        122,875
    30,000  IDT Corp.+ ............................       405,536        667,500
    20,000  R. H. Donnelley Corp. .................       272,932        391,250
                                                     ------------  -------------
                                                        1,039,230      1,697,125
                                                     ------------  -------------
            Cable -- 7.3%
    10,000  Adelphia Communications Corp., Cl. A+..        94,825        636,250
    42,000  Cablevision Systems Corp., Cl. A+......       329,213      2,940,000
    56,500  Century Communications Corp., Cl. A+...       444,563      2,599,000
    27,000  Comcast Corp., Cl. A ..................       214,182        966,938
    27,000  Comcast Corp., Cl. A, Special .........       214,182      1,037,813
    10,000  Le Groupe Videotron ltee ..............       125,234        158,779
    50,000  MediaOne Group Inc.+ ..................       883,235      3,718,749
    33,000  NTL Inc.+ .............................       857,121      2,844,188
    25,000  TCA Cable TV Inc. .....................     1,414,685      1,387,500
    23,000  Telewest Communications plc, ADR+......       368,757      1,052,250
    35,000  United International Holdings Inc.,
              Cl. A+...............................       651,365      2,366,875
                                                     ------------  -------------
                                                        5,597,362     19,708,342
                                                     ------------  -------------
            Communications Equipment -- 5.3%
   200,000  Allen Telecom Inc.+ ...................     1,004,999      2,150,000
   120,000  Champion Technology Holdings, ADR......        81,258         40,992
    10,000  Communications Systems Inc. ...........        91,603        123,750
    50,000  Dialogic Corp.+ .......................     2,175,199      2,193,750
     8,000  Ericsson (L.M.) Telephone Co., ADR.....        55,422        263,500
     6,000  Gemstar International Group Ltd.+......       116,993        391,500
     5,000  General Instrument Corp.+ .............        76,830        212,500
     2,500  General Semiconductor Inc.+ ...........        33,120         22,813
    12,500  GN Store Nord A/S .....................       215,022        422,357
     3,500  L - 3 Communications Holdings Inc.+....        77,000        169,094
    10,000  Lucent Technologies Inc. ..............       114,818        674,376
    25,000  Mannesmann AG .........................       819,702      3,730,631
     2,500  Motorola Inc...........................       113,969        236,875
     8,000  Nokia Corp., Cl. A, ADR ...............        76,675        732,500
    25,000  Nortel Networks Corp. .................       450,625      2,170,313
    12,000  Scientific-- Atlanta Inc. .............       197,408        432,000
       500  Siemens AG, ADR........................        23,625         38,569
   100,000  Time Engineering Berhad+ ..............       264,576         37,105
    15,000  TNT Post Group NV, ADR ................       198,278        360,000
                                                     ------------  -------------
                                                        6,187,122     14,402,625
                                                     ------------  -------------
            Computer Software and Services -- 0.0%
    25,000  VirtualSellers.com Inc.+ ..............       112,129          7,250
                                                     ------------  -------------
            Energy and Utilities -- 0.1%
    20,000  El Paso Electric Co.+ .................       171,000        178,750
     3,000  Florida Public Utilities Co. ..........        45,125         56,625
                                                     ------------  -------------
                                                          216,125        235,375
                                                     ------------  -------------
            Entertainment -- 2.6%
    23,462  Ascent Entertainment Group Inc.+.......       177,530        331,401
    15,000  GC Companies Inc.+ ....................       622,631        536,250
   141,048  Liberty Media Group, Cl. A+ ...........     1,631,534      5,183,514
     8,000  Metromedia International Group Inc.+...        74,575         60,000
     2,000  TCI Music Inc., Cl. A+ ................        53,750         70,750
     6,000  Time Warner Inc........................       221,700        441,000
    10,000  Viacom Inc., Cl. A+ ...................       380,138        441,250
                                                     ------------  -------------
                                                        3,161,858      7,064,165
                                                     ------------  -------------
            Equipment and Supplies -- 0.3%
     6,000  Amphenol Corp., Cl. A+ ................       186,478        238,500
    20,000  Thyssen Krupp AG+ .....................       367,786        439,941
                                                     ------------  -------------
                                                          554,264        678,441
                                                     ------------  -------------
            Long Distance Telephone Providers-- 5.9%
    80,000  AT&T Corp. ............................     1,908,535      4,465,000
    25,000  Call-Net Enterprises Inc.+ ............       236,026        155,400
       270  DDI Corp...............................     1,237,907      1,679,746
    23,000  Embratel Participacoes SA, ADR ........       476,687        319,125
     3,000  Esat Telecom Group plc, ADR+ ..........       129,000        131,625
    68,000  General Communication Inc., Cl. A+.....       300,203        462,188
    14,000  Kokusai Denshin Denwa Co. Ltd. ........       813,222      1,005,154
     8,500  MCI WorldCom Inc.+.....................       234,681        733,125
     8,000  MIDCOM Communications Inc.+ ...........         6,958            280
    64,000  Philippine Long Distance Telephone Co..     1,920,450      1,928,000
    90,000  PLD Telekom Inc.+ .....................       498,670        281,250
    11,660  Qwest Communications
              International Inc.+..................        45,262        385,509

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================
                                                                       Market
    Shares                                                Cost          Value
    ------                                                ----          -----
            COMMON STOCKS (Continued)
            Long Distance Telephone Providers (Continued)
    40,000  Sprint Corp. ..........................  $    484,192  $   2,112,500
     8,000  Teleglobe Inc..........................        60,486        235,398
     5,000  Telegroup Inc.+........................        20,540             50
    88,000  VDC Communications Inc.+ ..............       323,268        264,000
    34,000  Viatel Inc.+ ..........................       406,323      1,908,250
                                                     ------------  -------------
                                                        9,102,410     16,066,600
                                                     ------------  -------------
            Publishing -- 0.3%
     3,000  Harcourt General Inc. .................       156,200        154,687
     3,000  Media General Inc., Cl. A .............       125,072        153,000
     8,000  News Corp. Ltd., ADR. .................       179,088        282,500
   100,000  Seat-- Pagine Gialle SpA ..............        28,390        136,644
                                                     ------------  -------------
                                                          488,750        726,831
                                                     ------------  -------------
            Regional and Local Telephone Providers -- 16.2%
    60,000  Aliant Communications Inc. ............     1,140,341      2,771,250
    98,675  Aliant Inc.+ ..........................       980,569      1,496,745
     2,000  Allegiance Telecom Inc.+ ..............        28,500        109,750
     6,000  Alltel Corp............................       250,348        429,000
    42,000  Ameritech Corp. .......................       872,425      3,087,000
     8,800  AT&T Canada Inc.+......................       513,099        563,750
    15,200  Atlantic Tele-Network Inc. ............       129,263        159,600
    10,608  Bell Atlantic Corp. ...................       272,025        693,498
    50,000  BellSouth Corp. .......................       745,371      2,343,750
    38,000  CenturyTel Inc. .......................       510,789      1,510,500
    30,000  Cincinnati Bell Inc. ..................       310,839        748,125
   120,817  Commonwealth Telephone
              Enterprises Inc.+....................     3,145,389      4,885,536
    40,500  Commonwealth Telephone
              Enterprises Inc., Cl. B+ ............       494,914      1,650,375
       500  Companhia Riograndense de
              Telecomunicacoes+....................           310            121
     9,000  CoreComm Ltd.+.........................        73,858        434,250
     7,000  E.Spire Communications Inc.+ ..........        47,813         73,938
    12,000  Electric Lightwave Inc., Cl. A+ .......       122,938        156,000
   150,000  First Pacific Co. Ltd. ................        90,040        127,600
    10,000  First Pacific Co. Ltd., ADR ...........        35,875         42,533
    40,000  Frontier Corp. ........................     1,388,581      2,360,000
     4,760  Global Telesystems Group Inc.+ ........        83,339        385,560
    40,000  GTE Corp. .............................     1,553,376      3,030,000
    20,000  QuebecTel Group Inc. ..................       153,660        211,480
   275,000  Rogers Communications Inc.,
              Cl. B, ADR+..........................     2,662,615      4,451,562
    77,500  RCN Corp.+ ............................       696,908      3,225,938
    35,000  SBC Communications Inc. ...............       749,908      2,030,000
     2,000  Shenandoah Telecommunications Co.......        46,625         49,250
    23,000  Tele Norte Leste Participacoes SA, ADR.       368,349        426,938
    23,000  Telesp Participacoes SA, ADR ..........       851,125        526,125
     6,500  Time Warner Telecom Inc., Cl. A+ ......        91,000        188,500
   100,000  US West Inc. ..........................     5,550,394      5,874,999
                                                     ------------  -------------
                                                       23,960,586     44,043,673
                                                     ------------  -------------
            Satellite -- 3.4%
     3,000  American Mobile Satellite Corp.+               38,340         49,125
       500  Asia Satellite Telecommunications
              Holdings Ltd.........................         9,753         11,531
     1,000  British Sky Broadcasting Group, ADR....        36,400         56,125
    80,000  COMSAT Corp. ..........................     2,066,684      2,600,000
     6,000  Echostar Communications Corp., Cl. A+..       163,040        920,625
    30,000  General Motors Corp., Cl. H+ ..........     1,499,697      1,687,500
    16,000  Globalstar Telecommunications+ ........        55,725        371,000
    22,000  Iridium World Communications Ltd.+.....       417,063        235,125
    50,000  Loral Space & Communications Ltd.+.....       793,167        900,000
     7,000  Orbital Sciences Corp.+ ...............       165,725        165,375
     8,400  Pathe SA...............................       566,512      1,008,338
     8,000  Pegasus Communications Corp.+ .........       201,990        315,500
    10,000  PT Indonesia Satellite, ADR ...........       146,877        195,000
    35,500  TCI Satellite Entertainment Inc.,
              Cl. A+...............................       239,524        104,281
    40,000  U.S. Satellite Broadcasting Co.+ ......       486,076        719,776
                                                     ------------  -------------
                                                        6,886,573      9,339,301
                                                     ------------  -------------
            Telecommunications -- 0.1%
     4,600  Tele Centro Sul Participacoes SA, ADR..       268,866        255,300
                                                     ------------  -------------
            Telephone Networks -- 15.3%
    78,000  BCE Inc. ..............................     1,511,774      3,846,374
    71,079  BCT. Telus Communications Inc. ........     1,279,790      1,700,078
    23,693  BCT. Telus Communications Inc., Cl. A..       426,475        557,888
     1,000  British Telecommunications plc, ADR....        53,925        171,250
    25,000  Cable & Wireless Communications
              plc, ADR+............................       667,779      1,212,500
 9,600,000  Cable & Wireless Jamaica Ltd. .........       406,750        298,433
   110,000  Cable & Wireless plc, ADR .............     2,368,162      4,358,749
   338,333  Citizens Utilities Co., Cl. B+ ........     3,112,200      3,763,954
    64,000  Compania de Telecomunicaciones
              de Chile SA..........................       988,703      1,584,000
   500,000  CPT Telefonica del Peru, Cl. B ........       722,310        742,039
     1,500  CPT Telefonica del Peru, Cl. B, ADR....        27,088         22,688
    16,000  Deutsche Telekom AG ...................       313,538        676,000
     2,000  France Telecom SA......................        68,975        154,000
     4,707  Hellenic Telecommunications
              Organization SA......................        76,629        100,893
     2,000  Hellenic Telecommunications
              Organization SA, ADR+ ...............        29,975         22,125
    30,000  Hong Kong Telecommunications
              Ltd., ADR............................       569,621        808,125
     5,000  Hungarian Telephone & Cable Corp.+.....        36,707         32,500

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================
                                                                       Market
    Shares                                                Cost          Value
    ------                                                ----          -----
            COMMON STOCKS (Continued)
            Telephone Networks (Continued)
        80  Japan Telecom Co. Ltd..................  $  1,328,442  $   1,136,850
    15,000  Koninklijke PTT Nederland NV, ADR......       272,243        720,000
     5,000  Korea Telecom Corp.....................       183,166        331,760
       500  Matav, ADR.............................         9,650         13,750
       167  Nippon Telegraph and Telephone Corp....     1,216,226      1,945,452
    10,000  Nippon Telegraph and Telephone
              Corp., ADR...........................       409,638        626,250
       800  Pakistan Telecommunications, GDR (a)...        98,166         29,600
    12,000  Portugal Telecom SA, ADR ..............       233,785        494,250
    21,600  PT Telekomunikasi Indonesia ...........       229,279        268,650
     6,000  Rostelecom, ADR........................        48,941         58,875
    50,000  Singapore Telecommunications Ltd.......       101,494         85,758
    25,000  Swisscom AG, ADR ......................       914,587        959,375
    16,000  Tele Danmark A/S, ADR .................       215,400        412,000
    23,000  Telecom Argentina Stet--
              France Telecom SA, ADR ..............       520,598        615,250
 1,000,000  Telecom Asia Corp. ....................       687,194      1,010,200
    21,000  Telecom Corporation of New
              Zealand Ltd., ADR....................       502,962        733,688
   190,000  Telecom Italia SpA ....................       448,033      1,975,095
    18,500  Telecom Italia SpA, ADR ...............       535,665      1,945,969
    23,000  Telecomunicacoes Brasilciras
              SA (Telebras), ADR+..................        21,668          1,438
   938,570  Telecomunicacoes de Sao Paulo
              SA (Telesp)..........................       101,286         76,496
    23,000  Telefonica de Argentina SA, ADR .......       613,524        721,625
    22,440  Telefonica de Espana, ADR .............       914,028      3,301,484
    31,000  Telefonos de Mexico SA, Cl. L, ADR.....     1,185,988      2,505,187
   300,000  Telekom Malaysia Berhad ...............     1,420,411      1,121,053
       600  Telestra Corp. Ltd.....................        47,304         69,300
     8,075  Thai Telephone & Telecom, GDR+ (a).....       100,542          9,204
     3,000  Veba AG................................       126,255        176,348
                                                     ------------  -------------
                                                       25,146,876     41,396,503
                                                     ------------  -------------
            Wireless Communications -- 19.2%
    40,000  ABC Communications Holdings Ltd........        20,301         12,116
   230,000  Aerial Communications Inc.+ ...........     1,489,740      3,105,000
    33,400  Associated Group Inc., Cl. A+ .........       483,480      2,175,175
    42,000  Associated Group Inc., Cl. B+ .........       667,565      2,737,875
    25,500  BCE Mobile Communications Inc.+........       791,727        775,313
       500  Bouygues Group.........................        58,707        132,158
    10,000  Cellular Communications of
              Puerto Rico Inc.+....................       108,534        285,000
       500  Celular CRT Participacoes .............           206          6,768
     4,000  Centennial Cellular Corp.+ ............       133,955        142,500
     2,000  Clearnet Communications Inc., Cl. A+...        25,000         27,875
    37,890  CommNet Cellular Inc.+ ................       407,066        994,613
    35,000  CP Pokphand, ADR+ .....................       259,575         46,802
     5,300  Easycall Group+........................         8,992            702
   250,000  Europolitan Holdings AB ...............       229,475      2,470,080
    36,000  Grupo Iusacell SA, Ser. D, ADR+ .......       428,962        459,000
    26,000  Himachal Futuristic (a) ...............       141,200         68,045
    24,000  Jasmine International+ ................       117,135         16,760
    50,000  Leap Wireless International Inc.+ .....       349,000      1,012,500
     9,000  Libertel NV+...........................       196,853        176,348
     1,500  Metrocall Inc.+........................        11,138          4,125
    17,289  NEXTEL Communications Inc., Cl. A+.....       378,670        867,692
       160  NTT Mobile Communication Network Inc.+.     1,394,698      2,141,508
        40  NTT Mobile Communication Network Inc.+.       348,675        541,987
   170,000  Omnipoint Corp.+ ......................     1,790,893      4,919,374
    59,375  Price Communications Corp.+ ...........        86,067        890,625
   162,000  Rogers Cantel Mobile
              Communications Inc., Cl. B+ .........     2,101,447      2,662,875
    40,000  Rural Cellular Corp., Cl. A+ ..........       468,778        800,000
    70,000  Securicor Group plc ...................       183,666        614,048
    95,000  SK Telecom Co. Ltd., ADR ..............     1,171,697      1,615,000
     5,000  SkyTel Communications Inc.+ ...........        87,075        104,688
    10,000  Sprint Corp. (PCS Group)+ .............        84,112        571,250
    80,000  Technology Resources Industries .......       309,067         65,263
     2,300  Tele Celular Sul Participacoes SA,
              ADR..................................        37,449         49,881
     7,666  Tele Centro Oeste Celular
              Participacoes SA, ADR ...............        22,224         30,185
       460  Tele Leste Celular Participacoes
              SA, ADR..............................        12,153         13,685
     1,150  Tele Nordeste Celular
              Participacoes SA, ADR ...............        16,568         31,050
       460  Tele Norte Celular Participacoes
              SA, ADR..............................         7,079         12,449
     4,600  Tele Sudeste Celular
              Participacoes SA, ADR ...............       140,230        133,400
       500  Telecel-Comunicacaoes
              Pessoais SA.......... ...............        67,584         64,455
   500,000  Telecom Italia Mobile SpA .............       703,504      2,985,536
     1,150  Telemig Celular Participacoes SA,
              ADR +................................        30,497         28,319
   150,000  Telephone & Data Systems Inc. .........     6,381,857     10,959,374
     9,200  Telesp Celular Participacoes
              SA, ADR..............................       284,292        246,100
   938,570  Telesp Celular SA .....................         2,665         29,651
     4,000  Teligent Inc., Cl. A+ .................        90,000        239,250
    20,000  Total Access Communications plc+.......       126,250         64,000
    25,000  United States Cellular Corp.+ .........       759,016      1,337,500
    10,000  Vimpel Communications+ ................       166,000        231,875

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================
                                                                       Market
    Shares                                                Cost          Value
    ------                                                ----          -----
            COMMON STOCKS (Continued)
            Wireless Communications (Continued)
    16,015  Vodafone AirTouch plc, ADR ............  $    620,498  $  3,154,954
    30,000  VoiceStream Wireless Corp.+ ...........       249,912       853,125
    30,000  Western Wireless Corp., Cl. A+ ........       326,188       810,000
     1,500  Winstar Communications Inc.+ ..........        19,185        73,125
                                                     ------------  ------------
                                                       24,396,607    51,790,979
                                                     ------------  ------------
            TOTAL COMMON STOCKS                       108,449,141   209,506,501
                                                     ------------  ------------
            PREFERRED STOCKS -- 1.5%
            Cable -- 0.7%
    18,000  Tele-Communications Inc.,
              6.00% Cv. Pfd., Ser. E ..............     1,234,247     1,835,999
                                                     ------------  ------------
            Entertainment -- 0.0%
     1,500  Metromedia International Group Inc.,
              7.25% Cv. Pfd........................        61,513        52,313
                                                     ------------  ------------
            Long Distance Telephone Providers -- 0.4%
    12,000  Sprint Corp.,
              8.25% Cv. Pfd........................       424,102     1,044,000
                                                     ------------  ------------
            Regional and Local Telephone Providers -- 0.0%
       500  Telecomunicacoes do Parana ............           164            89
                                                     ------------  ------------
            Telephone Networks -- 0.2%
    10,000  Philippine Long Distance Telephone Co.,
              7.00% Cv. Pfd., Ser. III ............       497,200       520,000
 3,355,677  Telecomunicacoes de Rio de Janeiro
              SA (Telerj), Pfd.....................       148,557        57,709
    40,900  Telecomunicacoes de Sao Paulo
              SA (Telesp), Pfd.....................         9,633         4,856
                                                     ------------  ------------
                                                          655,390       582,565
                                                     ------------  ------------
            Wireless Communications -- 0.2%
 3,355,677  Telerj Celular SA, Pfd., Cl. B+ .......       118,824       109,399
    40,900  Telesp Celular SA, Pfd., Cl. B+ .......        40,511         2,099
     3,000  Vodafone AirTouch plc
              4.25% Cv. Pfd., Cl. C ...............       144,750       443,062
                                                     ------------  ------------
                                                          304,085       554,560
                                                     ------------  ------------
            TOTAL PREFERRED STOCKS.................     2,679,501     4,069,526
                                                     ------------  ------------
            RIGHTS -- 0.0%
            Wireless Communications -- 0.0%
       500  Bouygues SA............................             0         1,330
    24,000  Jasmine International plc+ ............             0             0
                                                     ------------  ------------
            TOTAL RIGHTS...........................             0         1,330
                                                     ------------  ------------
 Principal
  Amount
  ------
            CORPORATE BONDS -- 0.4%
            Telephone Networks -- 0.3%
$1,000,000  Telekom Malaysia Berhad, Sub. Deb. Cv.
              4.00%, 10/03/04 (a)..................     1,000,042       830,000
                                                     ------------  ------------
            Wireless Communications -- 0.1%
   250,000  Technology Resources Industries,
              Sub. Deb. Cv. 2.75%, 11/28/04 (a)....       250,000       170,000
                                                     ------------  ------------
            TOTAL CORPORATE BONDS..................     1,250,042     1,000,000
                                                     ------------  ------------

            U.S. GOVERNMENT OBLIGATIONS -- 21.7%
$59,406,000 U.S. Treasury Bills, 4.19% to 4.74% ++,
              due 07/22/99 to 09/30/99.............    58,929,831    58,933,223
                                                     ------------  ------------
            TOTAL
              INVESTMENTS -- 100.9%................  $171,308,515   273,510,580
                                                     ============
            Other Assets and
              Liabilities (Net) -- (0.9)%..........                  (2,413,997)
                                                                   ------------
            NET ASSETS -- 100.0%
              (12,351,289 shares outstanding)......                $271,096,583
                                                                   ============
            NET ASSET VALUE,
              Offering and Redemption
                Price Per Share....................                      $21.95
                                                                         ======
   Shares
   ------
            SECURITY SOLD SHORT
            COMMON STOCK
     2,000  Vodafone AirTouch plc, ADR ............  $    408,136  $    394,000
                                                     ------------  ------------
            For Federal tax purposes:
            Aggregate cost.........................                $171,308,515
                                                                   ============
            Gross unrealized appreciation
              - investments and short positions....                $106,000,240
            Gross unrealized depreciation
              - investments........................                  (3,784,039)
                                                                   ------------
            Net unrealized appreciation ...........                $102,216,201
                                                                   ============

Principal                                             Settlement  Net Unrealized
  Amount                                                 Date      Depreciation
                                                        -------    ------------
            FORWARD FOREIGN EXCHANGE CONTRACTS
 6,874,651 (b) Sell Hong Kong Dollars
                 in exchange for USD 885,101.......    08/24/99        $899
------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of Rule 144A securities amounted to $1,106,849 or 0.4% of net assets.

(b)   Principal amount denoted in Hong Kong Dollars.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

USD -- U.S. Dollars.
                                                          % of
                                                         Market       Market
Geographic Diversification                                Value        Value
--------------------------                               ------      --------
North America                                             76.3%    $208,524,702
Europe                                                    13.2%      36,099,235
Asia/Pacific Rim                                           3.8%      10,500,293
Latin America                                              3.4%       9,309,403
Japan                                                      3.3%       9,076,947
                                                        -------    ------------
                                                         100.0%    $273,510,580
                                                        =======    ============

                   The Gabelli Global Telecommunications Fund

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================

Assets:
   Investments, at value (Cost $171,308,515) ................       $273,510,580
   Foreign currency, at value
     (Cost $39,336) .........................................             39,264
   Dividends, interest and reclaims receivable ..............            261,662
   Receivable for investments sold ..........................            844,527
   Receivable for Fund shares sold ..........................            367,262
   Net unrealized appreciation on forward
     foreign exchange contracts .............................                899
                                                                    ------------
   Total Assets .............................................        275,024,194
                                                                    ------------
Liabilities:
   Payable for investments purchased ........................          2,535,272
   Payable for Fund shares redeemed .........................            599,722
   Securities sold short (Proceeds $408,136) ................            394,000
   Payable for investment advisory fees .....................            209,676
   Payable for distribution fees ............................             52,417
   Payable to custodian .....................................              6,161
   Other accrued expenses ...................................            130,363
                                                                    ------------
   Total Liabilities ........................................          3,927,611
                                                                    ------------
   Net Assets applicable to 12,351,289
     shares outstanding .....................................       $271,096,583
                                                                    ============
Net Assets consist of:
   Capital stock, at par value ..............................       $     12,351
   Additional paid-in capital ...............................        148,156,227
   Accumulated net investment income ........................            174,419
   Accumulated net realized gain on investments
     and foreign currency transactions ......................         20,530,349
   Net unrealized appreciation on investments
     and foreign currency transactions ......................        102,223,237
                                                                    ------------
   Total Net Assets .........................................       $271,096,583
                                                                    ============
   Net Asset Value, offering and redemption
     price per share ($271,096,583 / 12,351,289
     shares outstanding; 200,000,000 shares
     authorized of $0.001 par value) ........................             $21.95
                                                                          ======


Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $41,603) ..............        $   962,943
   Interest .................................................            839,061
                                                                     -----------
   Total Investment Income ..................................          1,802,004
                                                                     -----------
Expenses:
   Investment advisory fees .................................          1,094,377
   Distribution fees ........................................            273,593
   Shareholder services fees ................................            154,005
   Custodian fees ...........................................             36,574
   Shareholder report expenses ..............................             24,540
   Legal and audit fees .....................................             19,305
   Registration fees ........................................             15,512
   Directors' fees ..........................................              5,305
   Miscellaneous expenses ...................................              4,374
                                                                     -----------
   Total Expenses ...........................................          1,627,585
                                                                     -----------
   Net Investment Income ....................................            174,419
                                                                     -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments
     and foreign currency transactions ......................         20,360,761
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ...........................................         39,228,417
                                                                     -----------
   Net realized and unrealized gain on
     investments and foreign currency
     transactions ...........................................         59,589,178
                                                                     -----------
   Net increase in net assets resulting
     from operations ........................................        $59,763,597
                                                                     ===========


Statement of Changes in Net Assets
================================================================================

                                                                       Six Months Ended     Year Ended
                                                                        June 30, 1999      December 31,
                                                                         (Unaudited)          1998
                                                                       ----------------   -------------
Operations:
   Net investment income ............................................   $     174,419     $     118,684
   Net realized gain on investments and foreign currency transactions      20,360,761        12,504,671
   Net change in unrealized appreciation on investments
     and foreign currency transactions ..............................      39,228,417        29,961,404
                                                                        -------------     -------------
   Net increase in net assets resulting from operations .............      59,763,597        42,584,759
                                                                        -------------     -------------
Distributions to shareholders:
   Net investment income ............................................              --          (106,321)
   Net realized gain on investments .................................              --       (12,347,446)
                                                                        -------------     -------------
   Total distributions to shareholders ..............................              --       (12,453,767)
                                                                        -------------     -------------
Capital share transactions:
   Net increase in net assets from capital share transactions .......      41,270,256        22,060,115
                                                                        -------------     -------------
   Net increase in net assets .......................................     101,033,853        52,191,107
Net Assets:
   Beginning of period ..............................................     170,062,730       117,871,623
                                                                        -------------     -------------
   End of period ....................................................   $ 271,096,583     $ 170,062,730
                                                                        =============     =============

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $273,593, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $66,728,701 and $70,028,255, respectively.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

6. Transactions with Affiliates. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $46,553 to Gabelli & Company, Inc. and its affiliates.

7. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                   Six Months Ended                Year Ended
                                                    June 30, 1999               December 31, 1998
                                              --------------------------   --------------------------
                                                Shares        Amount          Shares        Amount
                                              ----------   -------------   ----------   -------------
Shares sold ................................   8,135,169   $ 159,860,740    9,903,141   $ 155,442,024
Shares issued upon reinvestment of dividends          --              --      733,357      12,011,861
Shares redeemed ............................  (6,017,852)   (118,590,484)  (9,252,964)   (145,393,770)
                                              ----------   -------------   ----------   -------------
  Net increase .............................   2,117,317   $  41,270,256    1,383,534   $  22,060,115
                                              ==========   =============   ==========   =============

8. New Share Classes. On March 9, 1999, the Board of Directors of the Fund approved (subject to shareholder approval of Amendments to the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. Effective July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained.

The Gabelli Global Telecommunications Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                               Six Months Ended                  Year Ended December 31,
                                                 June 30, 1999   -----------------------------------------------------
                                                 (Unaudited)      1998       1997        1996        1995        1994
                                                --------------    ----       ----        ----        ----        ----
Operating performance:
  Net asset value, beginning of period.........    $  16.62    $  13.32    $  11.28    $  11.12    $   9.73    $  10.20
                                                   --------    --------    --------    --------    --------    --------
  Net investment income........................        0.01        0.01        0.00(a)     0.05        0.06        0.07
  Net realized and unrealized gain / (loss)
    on investments.............................        5.32        4.60        3.59        0.95        1.51       (0.44)
                                                   --------    --------    --------    --------    --------    --------
  Total from investment operations.............        5.33        4.61        3.59        1.00        1.57       (0.37)
                                                   --------    --------    --------    --------    --------    --------
Distributions to shareholders:
  Net investment income........................          --       (0.01)         --       (0.05)      (0.06)      (0.07)
  Net realized gain on investments.............          --       (1.30)      (1.55)      (0.79)      (0.12)      (0.03)
                                                   --------    --------    --------    --------    --------    --------
  Total distributions..........................          --       (1.31)      (1.55)      (0.84)      (0.18)      (0.10)
                                                   --------    --------    --------    --------    --------    --------
  Net asset value, end of period...............    $  21.95    $  16.62    $  13.32    $  11.28    $  11.12    $   9.73
                                                   ========    ========    ========    ========    ========    ========
  Total return+................................       32.1%       34.8%       31.9%        9.0%       16.2%      (3.7)%
                                                   ========    ========    ========    ========    ========    ========
Ratios to average net assets and
  supplemental data:
  Net assets, end of period (in 000's).........    $271,097    $170,063    $117,872    $108,544    $122,845    $137,731
  Ratio of net investment income
    to average net assets......................       0.16%(c)    0.08%       0.01%       0.34%       0.53%       0.74%
  Ratio of operating expenses
    to average net assets (b)..................       1.48%(c)    1.60%       1.78%       1.72%       1.75%       1.80%
  Portfolio turnover rate......................         36%         20%          9%          7%         24%         14%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)   Amount represents less than $0.005 per share.

(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.

(c)   Annualized.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Medical Director
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and Treasurer

Marc J. Gabelli
Associate Portfolio Manager

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q299SR